Exhibit 10.57

***CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION***

In Madrid, on the 29th day of November, 2007

APPEARING PARTIES

(1)	SUNPOWER ENERGY SYSTEMS SPAIN, S.L. (hereinafter, the “Contractor”), with a registered office in Madrid, at calle Pradillo nº 5.

(2)	ALMURADIEL SOLAR, S.L. (hereinafter, the “Owner”), with a registered office at calle Núñez de Balboa, 120, 7º, 28006, Madrid and having Tax Identification Code (CIF) number B-82299587.

Hereinafter, the companies mentioned in paragraphs (1) and (2) above, will be jointly referred to as the “Parties”.

RECITALS

I.
That on November 6, 2007, Contractor and Owner entered into a turnkey construction contract for the construction of a solar park in Almuradiel, consisting of 25 Solar Facilities of 100kW each, which was amended by virtue of another agreement entered into among others, by the Contractor and the Owner on November 21, 2007 (hereinafter, jointly, the “Construction Contract”).

II.	That the Construction Contract included:

(i)
The Owner’s undertaking to provide Contractor with the definitive geotechnical report about the Site, so that Contractor confirms the modifications in the Scope of Work and/or the Contract Price that may arise from the terms of said geotechnical report;

(ii)
A reference stating that the prices of the perimeter fences and the monitoring system (Scada) of the tracker hubs were not included in the Contract Price and therefore, the inclusion thereof in the Scope of Work shall be conditioned upon Contractor’s delivery to Owner of an offer to perform such works and the issuance of a Change Order agreeing to a new Contract Price including such items.

(iii)	The need of reviewing the Technical Specifications attached as Annex 2 to the Construction Contract by Contractor.

III.
That Owner has provided Contractor with the geotechnical report established in paragraph (i) of Recital II above and the Technical Specifications, and that the Parties have reached an agreement on the price of the perimeter fences and the monitoring system (Scada) of the tracker hubs.

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IV.
That in order to formalize the agreement reached by the Parties on the issues mentioned in Recitals II and III above, the Parties have decided to enter into this Contract which shall be ruled by the following

CLAUSES

1.	DEFINED TERMS

All capitalized terms which are not expressly herein defined, shall have the same meaning set forth in the Construction Contract.

2.	AMENDMENTS AND ADDENDA TO THE CONSTRUCTION CONTRACT

(1)
Geotechnical report: Contractor hereby acknowledges to have received the Site’s definitive geotechnical report and to agree with it, and consequently, as of this date, all the representations made in Section 3(4) of the Construction Contract regarding the Site, are enforceable, being those representations hereby granted by Contractor for the benefit of Owner. Nevertheless, Owner accepts that the Site’s conditions derived from said geotechnical report require an increase of *** in the Contract Price.

(2)
Perimeter fences and monitoring system: The Parties undertake to increase the Contract Price in ***, which include the price requested by Contractor in order to carry out the perimeter fences (***) and the monitoring system (Scada) of the tracker hubs (***).

(3)
Technical Specifications: Contractor hereby declares to have reviewed the Technical Specifications that were attached as Annex 2 to the Construction Contract, and to agree with them, not requiring their content to carry out any amendment to the Construction Contract.

(4)	As a consequence of the above, the Parties agree to amend the following terms of the Construction Contract:

(i)
References made in Section 4.1(1) of the Construction Contract to the Contract Price, shall be understood to be replaced by ***, being the Contract Price consequently amended for all effects set forth under the Construction Contract.

(ii)	The amount established in Section 4.2(i) of the Construction Contract, shall be understood to be replaced by ***.

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(iii)	The amount established in Section 4.2(ii) of the Construction Contract, shall be understood to be replaced by ***.

For purposes of clarification, Contractor acknowledges that the inclusion of the perimeter fences and the monitoring system in the Scope of Work does not imply a different amendment to the one mentioned above (and, particularly it does not imply a modification in the time terms established in the Construction Contract).

3.	VALIDITY OF THE CONSTRUCTION CONTRACT

The Construction Contract is fully enforceable for those parts which have not been expressly amended by virtue of this Contract.

4.	LAW AND JURISDICTION

(1)
This Contract and all issues that may arise between the Parties in relation hereto or in connection herewith shall be exclusively governed by generally applicable Spanish legislation (Ley española común), to which Contractor and Owner expressly submit.

(2)
The Parties agree that any litigation, dispute, issue or claim resulting from the performance or interpretation of this Contract, or directly or indirectly related hereto, shall be definitively resolved by arbitration at law before the Civil and Commercial Court of Arbitration (Corte Civil y Mercantil de Arbitraje) (CIMA) of Madrid in accordance with the Procedural Regulations (Reglamento de Procedimiento) thereof.

(3)
The Arbitral Tribunal shall be composed of three (3) arbitrators appointed from CIMA’s list of arbitrators: one by Contractor and the other by Owner, and the two arbitrators so appointed shall appoint the third one, who shall act as chairman of the arbitral tribunal. Should the two first arbitrators fail to reach an agreement on the appointment of the third arbitrator within ten (10) Business Days following the date of acceptance of office by the second arbitrator, such arbitrator shall be appointed by CIMA.

(4)	The arbitration shall be conducted, and the award shall be rendered, in Madrid (Spain) and in the Spanish language.

(5)	The Parties therefore expressly waive any other jurisdiction to which they may be entitled under Law, and commit to abide by and submit to the arbitration award that may be rendered.

(6)
The Parties expressly waive any other jurisdiction that may apply and submit to the jurisdiction of the Courts and Tribunals of the city of Madrid for any litigation, dispute or claim that by mandate of law may not be resolved by, or submitted to, the arbitration provided under this Clause or, if applicable, for the formalization of the arbitration or the enforcement of the arbitral award.

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In witness whereof, the Parties execute this Contract in the place and on the date first set forth above.

____________________________	__________________________
ALMURADIEL SOLAR, S.L.U.	SUNPOWER ENERGY SYSTEMS SPAIN, S.L.
Signed: Mr. Juan Carlos Sirviente Rodrigo	Signed: Mr. Marco Antonio Northland

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